UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2005

LIGHTING SCIENCE GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

2100 McKinney Avenue, Suite 1555 Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (214) 382-3630

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On July 13, 2005, Lighting Science Group Corporation issued a press release entitled “Lighting Science Group Shares to Begin Trading on the OTC Bulletin Board Tomorrow, July 14th” announcing that as of as of July 14, 2005 its common stock will be quoted on the OTC Bulletin Board under the symbol “LSGP.”

For additional information, reference is made to the press release dated July 13, 2005, which is included as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01                                         Financial Statements and Exhibits

(C)                                Exhibits

99.1	Press Release dated July 13, 2005 entitled “Lighting Science Group Shares to Begin Trading on the OTC Bulletin Board Tomorrow, July 14th”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

            LIGHTING SCIENCE GROUP CORPORATION.

DATED: July 14, 2005

            By:  /s/ Ron Lusk
               Ron Lusk
               Chairman and Chief Executive Officer